EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of The Cushing MLP Total Return Fund does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of The Cushing MLP Total Return Fund for the year ended November 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of The Cushing MLP Total Return Fund for the stated period.

/s/ Daniel L. Spears	/s/ John H. Alban
Daniel L. Spears President The Cushing MLP Total Return Fund	John H. Alban Treasurer & Chief Financial Officer The Cushing MLP Total Return Fund

Dated: February 9, 2015

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The Cushing MLP Total Return Fund for purposes of Section 18 of the Securities Exchange Act of 1934.